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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 28, 2000
                                                        ------------------


                               Chase Funding, Inc.
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                 (Exact name of registrant specified in Charter)

       New York                      333-89425                   13-3840732
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   (State or other                  (Commission                (IRS Employer
   jurisdiction of                  File Number)            Identification No.)
    incorporation)

                  300 Tice Boulevard
                  Woodcliff Lake, NJ                                07675
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      (Address of principal executive offices)                    Zip Code

           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable
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         (Former name and former address, if changed since last report)



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ITEM 5.           Other Events

                  Filing of Legality and Tax Opinions

                  Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to the legality of the Company's Series 2000-3 Mortgage Loan Asset-Backed Certificates and certain tax matters relating thereto.

ITEM 7.           Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.1)                                      Legal Opinion



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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHASE FUNDING, INC.


Date   September 28, 2000
       ------------------                   By:      /s/ Eileen A. Lindblom
                                                     --------------------------
                                            Name:    Eileen A. Lindblom
                                            Title:   Vice President

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                                INDEX TO EXHIBITS

Exhibit No.                Description                        Page
-----------                -----------                        ----

(99.1)                     Legal Opinion                        5